UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2016

LANTHEUS HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-36569	35-2318913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 Treble Cove Road, North Billerica, MA 01862

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (978) 671-8001

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Underwriting Agreement

On November 15, 2016, Lantheus Holdings, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with the selling stockholders listed on Schedule II thereto (the “Selling Stockholders”), and Credit Suisse Securities (USA) LLC, as the underwriter (the “Underwriter”), relating to the underwritten offering of 3,500,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share, including 1,000,000 Shares to be sold by the Company and 2,500,000 Shares to be sold by the Selling Stockholders (the “Offering”). The Underwriter has agreed to purchase the Shares from the Company and the Selling Stockholders pursuant to the Underwriting Agreement at a price of $9.00 per share.

The Offering is being made only by means of a prospectus. A shelf registration statement (including a prospectus) relating to the offering of common stock was filed with the Securities and Exchange Commission (the “SEC”) on August 5, 2016, and became effective on August 31, 2016 (Registration No. 333-212940) (the “Registration Statement”), and a related registration statement on Form S-3 (Registration No. 333-214615) was filed with the SEC on November 15, 2016 pursuant to Rule 462(b) under the Securities Act of 1933, as amended. Prospectus supplements relating to the Offering have been filed with the SEC. The closing of the Offering is expected to take place on November 21, 2016, subject to the satisfaction of customary closing conditions. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K.

Item 8.01 Other Events

Ropes & Gray LLP, counsel to the Company, has issued an opinion to the Company, dated November 17, 2016, regarding the Shares to be sold in the Offering. A copy of the opinion is filed as Exhibit 5.1 to this Current Report on Form 8-K. Certain information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated November 15, 2016, by and among the Company, the Selling Stockholders and the Underwriter.

5.1	Opinion of Ropes & Gray LLP.

23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1 above).

99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LANTHEUS HOLDINGS, INC.

By:	/s/ Michael P. Duffy
Name:	Michael P. Duffy
Title:	Senior Vice President, Strategy and Business Development, General Counsel and Secretary

Date: November 17, 2016

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated November 15, 2016, by and among the Company, the Selling Stockholders and the Underwriter.

5.1	Opinion of Ropes & Gray LLP.

23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1 above).

99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement.